Exhibit 99.2

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(In thousands)

	As of December 31, 2004
	Historical	Disposed Electronics Manufacturing Business		Other Pro Forma Adjustments		Pro Forma
ASSETS

Current assets
Cash and cash equivalents	$189,540	$—		$195,000	(B)	$335,346
				(49,400	)(B)
				206	(C)
Accounts receivable, net	174,993	(30,530	)(A)			144,463
Inventories	165,490	(37,783	)(A)			127,707
Deferred taxes	29,660	(1,098	)(A)			28,562
Other current assets	21,391	(494	)(A)	(591	)(C)	20,306

Total current assets	581,074	(69,905)		145,215		656,384

Property, plant, and equipment, net	126,319	(22,901	)(A)			103,418
Goodwill	147,948	(2,102	)(A)			145,846
Intangible assets, net	33,492					33,492
Other assets	5,610					5,610

Total assets	$894,443	$(94,908)		$145,215		$944,750

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Current portion of long-term debt	$6,959	$—		$—		$6,959
Accounts payable	67,857	(16,560	)(A)	(385	)(C)	50,912
Deferred profit	11,719	(2	)(A)			11,717
Accrued liabilities	178,770	(3,523	)(A)	—		175,247

Total current liabilities	265,305	(20,085)		(385)		244,835

Long-term debt	28,750					28,750
Deferred taxes	10,191	(1,777	)(A)			8,414
Other liabilities	21,879					21,879

Total liabilities	326,125	(21,862)		(385)		303,878

Stockholders’ equity
Preferred stock	—					—
Common stock	261,819					261,819
Retained earnings	268,034	(73,046	)(A)	195,000	(B)	340,588
				(49,400	)(B)
Accumulated other comprehensive income	38,465					38,465

Total stockholders’ equity	568,318	(73,046)		145,600		640,872

Total liabilities and stockholders’ equity	$894,443	$(94,908)		$145,215		$944,750

See accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

(In thousands, except per share amounts)

	Fiscal Quarter Ended December 31, 2004
	Historical		Disposed Electronics Manufacturing Business		Other Pro Forma Adjustments		Pro Forma
Sales	$235,859		$(44,917	)(D)	$—		$190,942
Cost of sales	148,049		(38,631	)(D)			109,418

Gross profit	87,810		(6,286)		—		81,524

Operating expenses

Sales and marketing	39,862		(118	)(D)			39,744
Research and development	12,840						12,840
General and administrative	16,053		(1,576	)(D)	541	(E)	15,018
Purchased in-process research and development	700						700

Total operating expenses	69,455		(1,694)		541		68,302

Operating earnings	18,355		(4,592)		(541)		13,222

Interest income (expense)
Interest income	959						959
Interest expense	(571)						(571)

Total interest income, net	388		—		—		388

Earnings before income taxes	18,743		(4,592)		(541)		13,610
Income tax expense	3,805	(F)	(1,736	)(D)	(204	)(E)	1,865

Net earnings	$14,938		$(2,856)		$(337)		$11,745

Net earnings per share:
Basic	$0.43						$0.34

Diluted	$0.42						$0.33

Shares used in per share calculations:
Basic	34,965						34,965

Diluted	35,704						35,704

See accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

(In thousands, except per share amounts)

	Fiscal Year Ended October 1, 2004
	Historical	Disposed Electronics Manufacturing Business		Other Pro Forma Adjustments		Pro Forma
Sales	$915,963	$(191,523	)(D)	$—		$724,440
Cost of sales	568,746	(165,380	)(D)			403,366

Gross profit	347,217	(26,143)		—		321,074

Operating expenses

Sales and marketing	157,323	(586	)(D)			156,737
Research and development	48,731					48,731
General and administrative	50,139	(4,798	)(D)	2,403	(E)	47,744
Purchased in-process research and development	101					101

Total operating expenses	256,294	(5,384)		2,403		253,313

Operating earnings	90,923	(20,759)		(2,403)		67,761

Interest income (expense)
Interest income	3,055					3,055
Interest expense	(2,393)					(2,393)

Total interest income, net	662	—		—		662

Earnings before income taxes	91,585	(20,759)		(2,403)		68,423
Income tax expense	32,055	(8,051	)(D)	(932	)(E)	23,072

Net earnings	$59,530	$(12,708)		$(1,471)		$45,351

Net earnings per share:
Basic	$1.72					$1.31

Diluted	$1.66					$1.27

Shares used in per share calculations:
Basic	34,640					34,640

Diluted	35,773					35,773

See accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

(In thousands, except per share amounts)

	Fiscal Year Ended October 3, 2003
	Historical	Disposed Electronics Manufacturing Business		Other Pro Forma Adjustments		Pro Forma
Sales	$847,739	$(178,926	)(D)	$—		$668,813
Cost of sales	525,893	(150,292	)(D)			375,601

Gross profit	321,846	(28,634)		—		293,212

Operating expenses

Sales and marketing	144,089	(1,235	)(D)			142,854
Research and development	45,653	—				45,653
General and administrative	55,499	(6,644	)(D)	2,055	(E)	50,910

Total operating expenses	245,241	(7,879)		2,055		239,417

Operating earnings	76,605	(20,755)		(2,055)		53,795

Interest income (expense)
Interest income	1,495					1,495
Interest expense	(2,490)					(2,490)

Total interest expense, net	(995)	—		—		(995)

Earnings before income taxes	75,610	(20,755)		(2,055)		52,800
Income tax expense	26,463	(7,917	)(D)	(784	)(E)	17,762

Net earnings	$49,147	$(12,838)		$(1,271)		$35,038

Net earnings per share:
Basic	$1.45					$1.03

Diluted	$1.40					$1.00

Shares used in per share calculations:
Basic	33,929					33,929

Diluted	35,057					35,057

See accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

(In thousands, except per share amounts)

	Fiscal Year Ended September 27, 2002
	Historical	Disposed Electronics Manufacturing Business		Other Pro Forma Adjustments		Pro Forma
Sales	$779,893	$(174,890	)(D)	$—		$605,003
Cost of sales	484,200	(148,423	)(D)			335,777

Gross profit	295,693	(26,467)		—		269,226

Operating expenses

Sales and marketing	132,304	(940	)(D)			131,364
Research and development	39,918					39,918
General and administrative	39,509	(7,727	)(D)	1,878	(E)	33,660
Purchased in-process research and development	890					890

Total operating expenses	212,621	(8,667)		1,878		205,832

Operating earnings	83,072	(17,800)		(1,878)		63,394

Interest income (expense)
Interest income	992					992
Interest expense	(2,897)					(2,897)

Total interest expense, net	(1,905)	—		—		(1,905)

Earnings before income taxes	81,167	(17,800)		(1,878)		61,489
Income tax expense	29,540	(6,848	)(D)	(722	)(E)	21,970

Net earnings	$51,627	$(10,952)		$(1,156)		$39,519

Net earnings per share:
Basic	$1.54					$1.18

Diluted	$1.48					$1.13

Shares used in per share calculations:
Basic	33,578					33,578

Diluted	34,928					34,928

See accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements.

VARIAN, INC. AND SUBSIDIARY COMPANIES

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

A.	Represents the deletion of the historical balance sheet of the Company’s Electronics Manufacturing business (the “Business”), which was included in the historical consolidated balance sheet of Varian, Inc. as of December 31, 2004.

B.	Under the terms of the Purchase Agreement, and as consideration for the sale of the assets of the Business, at the closing of the transactions contemplated by the Purchase Agreement, Jabil paid to the Company $195 million in cash (subject to a post-closing working capital adjustment), and assumed certain liabilities and obligations of the Business.

The following table sets forth the components of the estimated gain that will be recognized by the Company relating to the sale of the Business (in thousands):

Estimated proceeds from sale	$195,000

Less: estimated transaction costs
Investment banking fees and expenses	2,100
Contingent employee payments	1,700
Professional fees and expenses	700
Closing-related fees and expenses	400

Total estimated transaction costs	4,900

Estimated proceeds before income taxes on sale	190,100
Less: estimated income taxes on sale	44,500

Estimated net proceeds from sale	$145,600

The estimated proceeds from sale set forth above are subject to a working capital adjustment based upon the actual working capital of the Business at the time of sale. The estimated transaction costs set forth above are subject to change upon receipt of final actual cost information. The estimated income taxes on sale set forth above are subject to change depending upon the actual proceeds from sale, the actual tax basis of the Business at the time of sale, and the actual tax rate.

C.	Represents the deletion of prepaid transaction costs and accrued transaction costs, as well as the addition of cash previously paid for transaction costs, relating to the sale of the Business that were included in the historical consolidated balance sheet of Varian, Inc. as of December 31, 2004.

D.	Represents the deletion of the historical results of operations (including the related tax effect) of the Business, which were included in the historical consolidated results of operations of Varian, Inc. for the period presented.

E.	Represents the addition of allocated general corporate expenses (including the related tax effect), which were included in the historical results of operations of the Business (see footnote (D) above) for the period presented.

F.	During the fiscal quarter ended December 31, 2004, Varian, Inc. recorded a discrete, one-time reduction in income tax expense of approximately $3.0 million, which resulted from a change in the treatment of foreign tax credits under new U.S. law enacted during the quarter. This discrete item, which was included in the historical consolidated results of operations of Varian, Inc. for that period, was not attributable to the Business. As a result, none of this discrete item has been attributed to the disposed business or included in other pro forma adjustments.